Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Lockheed Martin Corporation (the “Corporation”) on Form 10-Q for the period ended June 28, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bruce L. Tanner, Executive Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Bruce L. Tanner
Bruce L. Tanner
Executive Vice President and Chief Financial Officer
July 22, 2009

A signed original of this written statement required by Section 906 has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.